ASGCT Data Review IR webcast May 23, 2023 Exhibit 99.1

# ASGCT IR Event Agenda



| TIME | AGENDA TOPIC | SPEAKERS |
|---|---|---|
| 8:00 – 8:10 a.m. | **Orchard's HSC Gene Therapy Platform and ASGCT Overview** | Bobby Gaspar CEO |
| 8:10 – 8:30 a.m. | **Clinical Data: OTL-203 (MPS-IH) + OTL-201 (MPS-IIIA)** | Leslie Meltzer CMO |
| 8:30 – 8:40 a.m. | **Preclinical: OTL-204 (GRN-FTD) + OTL-104 (NOD2-CD)** | Bobby Gaspar CEO |
| 8:40 – 9:00 a.m. | **Q&A** | |

2 |

Orchard therapeutics

Forward-looking Statements Certain information set forth in this presentation and in statements made orally during this presentation contain “forward-looking statements”. Except for statements of historical fact, information contained herein constitutes forward-looking statements and may include, but is not limited to, expectations of Orchard Therapeutics plc (the “Company” or “Orchard) regarding: (i) the safety and efficacy of Libmeldy and its product candidates; (ii) the Company’s ability to establish the infrastructure necessary to enable the treatment of eligible MLD patients and the adequacy of the Company’s supply chain and ability to commercialize Libmeldy; (iii) the expected development of the Company’s business and product candidates; (iv) the timing of regulatory submissions for approval of its product candidates; (v) the timing of interactions with regulators and regulatory submissions related to ongoing and new clinical trials for its product candidates; (vi) the timing of announcement of preclinical data for its product candidates and the likelihood that such data will be positive and support further development and regulatory approval of these product candidates; (vii) the timing and likelihood of approval of such product candidates by the applicable regulatory authorities; (viii) the adequacy of the Company’s supply chain, manufacturing capacity and plans for future investment and commercialization; (ix) execution of the Company’s vision and growth strategy, including with respect to global growth; (x) the size and value of potential markets for and commercialization of Libmeldy and the Company’s product candidates; and (xi) expected financial performance and financial condition, including its cash runway. The words “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are provided to allow investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are neither promises nor guarantees of future performance. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, these risks and uncertainties include, without limitation, the risk that Libmeldy will not be successfully commercialized, including the risk that the Company may not secure adequate pricing or reimbursement to support continued development of Libmeldy or its product candidates, if approved; the risk that any one or more of the Company’s product candidates, including OTL-200, will not be approved, successfully developed or commercialized; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical studies or clinical trials of Orchard’s product candidates will not be repeated or continue in ongoing or future studies or trials involving its product candidates; the risk that the market opportunity for Libmeldy or its product candidates may be lower than estimated; the risks from high inflation, macroeconomic conditions and geopolitical instability; and, the severity of the ongoing and evolving impact of the COVID-19 pandemic on Orchard’s business, including on preclinical and clinical development, its supply chain and commercial programs. You are cautioned not to place undue reliance on forward-looking statements. For additional disclosure regarding these and other risks faced by the Company, see the disclosure contained in the Company’s most recent annual or quarterly filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as subsequent filings and reports filed with the SEC. These forward-looking statements speak only as of the date of this presentation. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

HSC= hematopoietic stem cell Orchard’s Vision to End the Devastation Caused by Severe and other Genetic Diseases TIME VALUE Execute and deliver on rare disease portfolio Continue to build out capabilities in HSC gene therapy across regulatory, manufacturing, commercialization and access Expand on HSC gene therapy approach for larger indications and enabling technologies Seek partnership opportunities in areas where there is a compelling clinical and scientific rationale Mid-long term Near-mid term

# HSC Gene Therapy Offers a Highly Differentiated Approach



HSC
Therapeutic gene
Integration
Self-renewal
Monocyte / Macrophage
Granulocyte
T cells
B cells
NK cells
Megakaryocyte
Erythrocyte
Brain
GI
Other Organ Systems
High area of focus
Areas for potential future expansion

Literature references: Alessia Capotondo, Rita Milazzo, Letterio Salvatore Politi, Angelo Quattrini, Alessio Palini, Tiziana Plati, Stefania Merella, Alessandro Nonis, Clelia di Serio, Eugenio Montini, Luigi Naldini, and Alessandra Biffi, PNAS September 11, 2012 109 (37) 15018-15023; https://doi.org/10.1073/pnas.1205858109;Tissue macrophages: heterogeneity and functions, Siamon Gordon and Annette Plüddemann, BMC Biology 2017 15:53, 29 June 2017

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Orchard therapeutics

Validated Rare Disease Pipeline with Opportunities for Expansion

Significant Platform Synergies That Can be Leveraged Across Neurometabolic Pipeline Regulatory Manufacturing Distribution Supply Chain Treatment Sites Referral Networks MLD / Libmeldy PLATFORM SYNERGIES MPS-IH MPS-IIIA

OTL-203 for MPS-IH: New PoC data shows extensive metabolic correction in the skeletal system, including normal growth rates, improvement in joint function and progressive acquisition of motor skills OTL-201 for MPS-IIIA: Updated data from ongoing PoC study show additional favorable neurocognitive outcomes compared to disease natural history with median follow-up out to 2.5 years OTL-204 for GRN-FTD: First preclinical data highlighting ability of HSC gene therapy to restore microglial function, modulate neuroinflammation, and normalize predictive biomarkers OTL-104 for NOD2-CD: Preclinical proof-of-concept data show the therapeutic potential in a severe and treatment-refractory form of the disease ASGCT Snapshot: Six presentations and three oral presentations across five programs

# ASGCT IR Event Agenda

| TIME | AGENDA TOPIC | SPEAKERS |
|---|---|---|
| 8:00 – 8:10 a.m. | **Orchard's HSC Gene Therapy Platform and ASGCT Overview** | Bobby Gaspar CEO |
| 8:10 – 8:30 a.m. | **Clinical Data: OTL-203 (MPS-IH) + OTL-201 (MPS-IIIA)** | Leslie Meltzer CMO |
| 8:30 – 8:45 a.m. | **Preclinical: OTL-204 (GRN-FTD) + OTL-104 (NOD2-CD)** | Bobby Gaspar CEO |
| 8:45 – 9:00 a.m. | **Q&A** | |

9 |

Orchard therapeutics

New OTL-203 Data in MPS-IH

MPS-IH is a Highly Debilitating, Multisystemic Condition Impacting Cognitive and Skeletal Function Deficiency of IDUA enzyme leads to accumulation of heparan and dermatan sulfate Multisystemic neurometabolic condition affecting cognition, growth and skeletal function Current standard of care: HSCT and/or ERT as a bridging or chronic therapy but with significant limitations Incidence: ~1 in 100,000 live births; Hurler syndrome accounts for 60%1 NBS established in some geographies, including1 National: Netherlands, Taiwan, Austria* Regional/Provincial: Italy, Canada U.S: 33 states screening as of May 2023 * private paid program (Archimed) Sources:1Beck et al. The Natural History of MPS I: Global Perspectives from the MPS I Registry. Genetics in Medicine 2014, 16(10), 759; 2 https://www.raredisorders.ca/content/uploads/CORD-Submission-on-Newborn-Screening-Program-18Sep2015.pdfhttps://baebies.com/newborn-screening-for-lysosomal-storage-disorders-expands-despite-the-covid-19-pandemic/ , https://pubmed.ncbi.nlm.nih.gov/30409495/, https://pubmed.ncbi.nlm.nih.gov/32235807/, Donati et al. Italian Journal of Pediatrics 2018, 44(Suppl 2):126 MPS Symposium July 2021; Moore 2008; mps1disease.com

OTL-203 (MPS-IH): Interim Proof-of-Concept (PoC) Study Results Published in NEJM SD = Standard Deviation; IQ(C) = Intelligence Quotient (Cognition); Engl J Med 2021; 385:1929-1940 DOI: 10.1056/NEJMoa2106596 Neuropsychological Tests over Time Cognitive Age-Equivalent Score (Overall)

Early Skeletal Outcome After HSPC-GT for Mucopolysaccharidosis Type I Hurler Maria Ester Bernardo, MD, PhD "Vita-Salute San Raffaele" University Medical School San Raffaele Telethon Institute for Gene Therapy Milan, Italy bernardo.mariaester@hsr.it 2023 ASGCT Annual Meeting

# Early Clinical Skeletal Outcome: Auxological Parameters after GT

All GT pts. exhibit longitudinal growth within expected reference ranges according to age and gender, with a median height gain greater than the one observed in an external cohort of HSCT patients following a 3-year follow-up. [Short stature defined as height -2 SDS]

**Growth charts males**



Height (cm)
160
155
150
145
140
135
130
125
120
115
110
105
100
95
90
85
80
75
70
2 3 4 5 6 7 8 9 10 11
Age (years)

○ MPSIH001 ○ MPSIH002 ○ MPSIH004
○ MPSIH005 ○ MPSIH006 ○ MPSIH007

**Growth charts females**



Height (cm)
160
155
150
145
140
135
130
125
120
115
110
105
100
95
90
85
80
75
70
2 3 4 5 6 7 8 9 10
Age (years)
97th
50th
3rd

○ MPSIH003
○ MPSIH008

**Percentiles**:
WHO growth charts in blue-shadowed
MPSIH growth charts in red-shadowed

14 | 2023 ASGCT Annual Meeting

Orchard therapeutics

Early Clinical Skeletal Outcome: Standing & Sitting Kyphosis After GT Clinically measurable reduction in both sitting and standing kyphosis in the majority of the pts. Baseline +2 Years +3 Years Sitting Kyphosis (°) MPSIH004 +3 Years 2023 ASGCT Annual Meeting

Early Functional Skeletal Outcome Complete and earlier normalization of joint mobility (shoulder abduction and flexion, hip and knee extension ROM) as compared with an external cohort of HSCT pts. TMQ by Peabody scale MPSIH004, Baseline MPSIH004, 36 months past GT 2023 ASGCT Annual Meeting

Data Takeaways and Next Steps OTL-203 (MPS-IH) Moving into a Registrational Trial in 2H 2023 Randomized controlled trial vs. HSCT 40 patients 2-year primary analysis Complication free survival composite endpoint New data shows extensive metabolic correction in the skeletal system, including normal growth rates, improvement in joint function and progressive acquisition of motor skills PoC Data Takeaways

New OTL-201 Data in MPS-IIIA

# MPS-IIIA is a Progressive and Devastating Disease

- **Sanfilippo Syndrome type A;** pathogenic variants in ***SGSH*** **gene**
- Accumulation of **substrate heparan sulfate leading to severe CNS degeneration** w/ somatic manifestations
- **Severe phenotype** – development slows from 3 years of age, followed by cognitive decline, behavioural disturbances, loss of skills and eventual death
- **No successful treatment options**
  - Allogeneic HSCT shows *no modification* of disease phenotype despite wild type donor, full engraftment and early treatment
  - Robust correction of neurocognitive decline and durability of effect *not established* for AAV approaches
- **Incidence: ~1 in 100,000 live births**


F2
I1


Rapid Progressors
Cognitive Age Equivalent (mo)
0
20
40
60
80
0
50
100
150
200
250
Chronological Age (mo)

SGSH = N-Sulfoglucosamine Sulfohydrolase
Shapiro EG, et al. J Pediatr 2016;170:278-87.
Photos adapted from Natural History of Sanfilippo Syndrome in Spain; Orphanet Journal of Rare Diseases · December 2013

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Orchard therapeutics

Rapid decreases from baseline of heparan sulfate in urine and CSF were seen in all evaluated patients. Reduction in CSF HS has never been achieved with allogeneic HSCT Urine HS Levels CSF HS Levels Heparan Sulfate Levels – Reduction in CNS and periphery 2023 ASGCT Annual Meeting

Neurocognitive Outcomes Patient 05-003 and 05-006 reached the ceiling of the Bayley scale (BSID-III) at 18/24 months and progressed onto the Kaufmann assessment (KABC-II) at 24/30 months Patient 05-003 is the first MPSIIIA patient with rapidly progressive phenotype at Manchester able to complete the Kaufman assessment Patient 05-003 is within normal range on Kaufmann scale at both 24- and 30-months post-transplant with gain in skills between assessments Developmental Age Equivalent 2023 ASGCT Annual Meeting * 24 Months * 18 months

Neurocognitive Outcomes 2023 ASGCT Annual Meeting Change in cognitive function (age equivalent scores) against natural history of MPSIIIA Change in patient behavior, patient QoL and daily living Early follow-up in trial patients Gain of skills in line with development of normal children in 4 out of 5 patients Developmental gains not seen in untreated MPSIIIA, e.g. acquisition of speech, continence and complex play Longer follow up needed to assess safety and efficacy outcomes Post GT Treatment Pre-treatment with GT Post GT Treatment

Robust, prompt, sustained, multi-lineage engraftment of genetically modified cells Supra-physiological levels of SGSH enzyme in leukocytes and CSF and rapid and significant reduction of substrate observed in all compartments 4 / 5 patients are demonstrating gain of cognitive skills in line with development in healthy children with two patients progressing to the Kaufman scale of cognitive assessment Early 2024 read-out expected – all patients will have completed 3 years of follow-up and reached at least 3 years of age OTL-201 POC Conclusions 2023 ASGCT Annual Meeting

# ASGCT IR Event Agenda

| TIME | AGENDA TOPIC | SPEAKERS |
|---|---|---|
| 8:00 – 8:10 a.m. | **Orchard's HSC Gene Therapy Platform and ASGCT Overview** | Bobby Gaspar CEO |
| 8:10 – 8:30 a.m. | **Clinical Data: OTL-203 (MPS-IH) + OTL-201 (MPS-IIIA)** | Leslie Meltzer CMO |
| 8:30 – 8:40 a.m. | **Preclinical: OTL-204 (GRN-FTD) + OTL-104 (NOD2-CD)** | Bobby Gaspar CEO |
| 8:40 – 9:00 a.m. | **Q&A** | |

24 |

Orchard therapeutics

OTL-204 for GRN-FTD Section

www.ninds.nih.gov Frontotemporal Dementia (FTD) Disease Background Second most common dementia in people under 65 after Alzheimer’s Disease (onset at ~58) Atrophy of frontal and temporal lobes Progressive changes in behavior and personality: Early decline in social and personal interactions, depression, apathy, emotional blunting, disinhibition, language disorders Late general cognitive decline Death within 6-9 years from onset, 3-4 years from diagnosis No cure or treatment

# GRN-FTD Represents Large and Growing Opportunity

**> 50,000 FTD patients diagnosed in U.S. and EU today**

## THE OPPORTUNITY

**GRN-FTD**
**is a growing opportunity**

- Haploinsufficiency of progranulin *(GRN)* strongly associated with FTD (~5% of cases)
- Mutation known to have high penetrance
- Up to 2,500 GRN-FTD prevalent patients in U.S. and EU[1-3]
- ~800 new cases U.S. / EU per year[1-3]

## OUR UNIQUE POSITIONING

**HSC gene therapy has demonstrated potential to treat diseases of the brain**

- Ideal for targeting single gene mutations
- Mechanism of CNS gene delivery validated by clinical data from MLD, MPS-I, MPS-IIIA
- Gene-modified HSCs enable delivery of *GRN* to brain

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**Sources**: Knopman DS, Roberts RO. *J Mol Neurosci.* 2011, Onyike CU, Diehl-Schmid J. *Int Rev Psychiatry.* 2013 and Riedl L, et al *Neuropsychiatr Dis Treat.* 2014

Orchard therapeutics

hGRN HSC-GT PoC of efficacy study Y-Maze 3-Chamber 28 | SIN/LTR SIN/LTR hGRN_wt WPRE* PGK SIN/LTR SIN/LTR hGRN_wt WPRE* HLA VS 2023 ASGCT Annual Meeting

Therapeutic Effect Evidenced by Normalization of Glucosylsphingosine in Transplanted Mice 29 | Plasma glycosphingolipid quantification by LC-MS/MS  2023 ASGCT Annual Meeting

hGRN improves lipofuscinosis in Knockout Mice


Wild-Type
Grn-/- Mock
Grn-/- Treated
Hippocampus (CA3)
Thalamus (VPM)
Prefrontal Cortex
DAPI
Autofluorescence


Hippocampus (CA3)
Lipofuscinosis MFI (normalized to FTD)
FTD
WT
PGK-GRN
HLA-GRN
Thalamus (VPM)
Lipofuscinosis MFI (normalized to FTD)
FTD
WT
PGK-GRN
HLA-GRN
Prefrontal Cortex
Lipofuscinosis MFI (normalized to FTD)
FTD
WT
PGK-GRN
HLA-GRN

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2023 ASGCT Annual Meeting

Preliminary data

Iba-1 DAPI hGRN reduces microgliosis and Lamp-1 immunoreactivity Preliminary data Thalamus Lamp-1 Thalamus Iba-1 Wild-Type Grn-/- Mock Grn-/- Treated DAPI Lamp-1 2023 ASGCT Annual Meeting

# Summary and conclusions

First preclinical data for OTL-204 highlight ability of HSC gene therapy to restore microglial function, modulate neuroinflammation, and normalize predictive biomarkers in GRN-FTD

Data from in vivo studies indicate effective GRN protein delivery to the CNS of knockout mice transplanted with gene-modified HSCs.

A therapeutic effect in transplanted knockout mice is evidenced by:

- Normalization of glucosylsphingosine, a specific lipid biomarker in the plasma
- Strong reduction of lipofuscinosis and microgliosis
- Decrease of markers of neuroinflammation in the thalamus, hippocampus and prefrontal cortex

Cohorts of knockout mice are being further evaluated both at behavioral and pathological level to accumulate additional evidence supporting the therapeutic approach

32 2023 ASGCT Annual Meeting

Orchard therapeutics

OTL-104 for NOD2-Crohn’s Section

# Crohn’s Disease Overview



- Chronic inflammatory bowel disease
- Primarily affecting ileum
- Symptoms develop from ~15 yrs
- Clinical management by anti-inflammatory medications & surgical resection
- Limited therapies, no cure available
- High prevalence

## Contributing causal factors


Environment
Genes
Immune System
Microbes

***20-40% of Crohn’s patients carry NOD2 mutations***

- *NOD2* function: detection of bacterial peptides
- > 60 reported *NOD2* mutations
- 3 SNPs exhibit strongest association
- *NOD2* Crohn’s patients are more refractory to therapy & have more severe disease

34

https://pubmed.ncbi.nlm.nih.gov/28601423/

https://www.biorxiv.org/content/10.1101/098574v2.full
https://www.frontiersin.org/articles/10.3389/fimmu.2016.00367/full

Orchard therapeutics

Healthy Donors, NOD2 WT (n=9) Crohn’s Disease NOD2mutFS patients (n=5) Two-way Anova, p<0.05 (*) NOD2-mutFS cells + LV-NOD2 NOD2-mut-FS cells +/- LV-GFP 35 | CD34+ HSC derived myeloid cells from NOD2-mutFS CD patients show impaired responses to MDP 2023 ASGCT Annual Meeting

Gene Therapy treatment of NOD2KO mice reconstitutes normal NOD2 expression within the gut and fully restores NOD2-dependent immune responses in vivo NOD2-LV transduced Lin- BM HSC NOD2KO GT-treated NOD2KO OTL-104 CHIM pr. LV-NOD2 Restoration of NOD2 gene expression in intestine Detection of NOD2 mRNA in situ (RNAScope) in intestinal lamina propria of WT and GT treated NOD2KO mice In situ analysis 36 | 2023 ASGCT Annual Meeting

Gene Therapy treatment of NOD2KO mice reconstitutes normal NOD2 expression within the gut and fully restores NOD2-dependent immune responses in vivo Functional reconstitution of NOD2-dependent (MDP-induced) immune activity in myeloid subsets MDP-induced neutrophil mobilisation Functional reconstitution of NOD2-dependent (MDP-induced) immune activity in myeloid subsets MDP-induced IL-6 release into peritoneal fluid WT NOD2KO GT-treated NOD2KO OTL-104 LV-NOD2 CHIM pr. construct shows in vivo efficacy in restoring normal NOD2-dependent myeloid immune functions in GT-treated bone marrow chimeric NOD2KO mice 2023 ASGCT Annual Meeting

OTL-104, fully restores NOD2-dependent immune responses in macrophages derived from HSCs obtained from Crohn’s patients carrying biallelic NOD2 mutations to within the range of healthy donor cells Transplantation of OTL-104 in NOD2 knockout mice reconstitutes NOD2 expression in intestinal tissue resident cells and broadly restores NOD2-dependent innate immune cell functions Results confirm the negative impact of NOD2 deficiency in primary immune activation and support the therapeutic potential of HSC gene therapy to provide long-term correction of NOD2 Crohn’s disease OTL-104 Summary Expect to commence IND- and CTA-enabling studies in the second half of 2023, with a potential filing anticipated in the first half of 2025 2023 ASGCT Annual Meeting

HSC= hematopoietic stem cell Orchard’s Vision to End the Devastation Caused by Severe and other Genetic Diseases TIME VALUE Execute and deliver on rare disease portfolio Continue to build out capabilities in HSC gene therapy across regulatory, manufacturing, commercialization and access Expand on HSC gene therapy approach for larger indications and enabling technologies Seek partnership opportunities in areas where there is a compelling clinical and scientific rationale Mid-long term Near-mid term

OTL-203 for MPS-IH - New PoC data shows extensive metabolic correction in the skeletal system, including normal growth rates, improvement in joint function and progressive acquisition of motor skills OTL-201 for MPS-IIIA - New data from ongoing PoC study show additional favorable neurocognitive outcomes compared to disease natural history with median follow-up out to 2.5 years OTL-204 for GRN-FTD - First preclinical data highlighting ability of HSC gene therapy to restore microglial function, modulate neuroinflammation, and normalize predictive biomarkers Key Event Takeaways OTL-104 for NOD2-CD – Preclinical data confirm negative impact of NOD2 deficiency in primary immune activation and support therapeutic potential to provide long-term correction of NOD2 CD New areas of research could represent significant commercial opportunities in large indications for Orchard alone or with potential partners interested in utilizing HSC gene therapy platform

Q&A Bobby Gaspar, M.D., Ph.D. Chief Executive Officer Leslie Meltzer, Ph.D. Chief Medical Officer